SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : March 26, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-HE8)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-HE8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Calmco Servicing L.P., as servicer and special service, Old Kent Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee. On March 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date:  August 8, 2001            By:   /s/ Thomas M. Britt
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 26, 2001

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificate Holders
                               March 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       104,222,000.00     104,222,000.00       734,377.98        563,667.32    1,298,045.30    0.00     0.00     103,487,622.02
A2       223,247,000.00     223,247,000.00     2,688,118.46        654,113.71    3,342,232.17    0.00     0.00     220,558,881.54
M1        21,831,000.00      21,831,000.00             0.00         68,003.57       68,003.57    0.00     0.00      21,831,000.00
M2        17,085,000.00      17,085,000.00             0.00         56,209.65       56,209.65    0.00     0.00      17,085,000.00
B         13,288,500.00      13,288,500.00             0.00         52,688.90       52,688.90    0.00     0.00      13,288,500.00
R                 50.00              50.00            50.00              0.00           50.00    0.00     0.00               0.00
P                  0.00               0.00             0.00         12,466.80       12,466.80    0.00     0.00               0.00
X                  0.00               0.00             0.00      1,597,012.79    1,597,012.79    0.00     0.00               0.00
TOTALS   379,673,550.00     379,673,550.00     3,422,546.44      3,004,162.74    6,426,709.18    0.00     0.00     376,251,003.56
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                    BEGINNING                                                         ENDING                         CURRENT
CLASS     CUSIP     PRINCIPAL          PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
-------------------------------------------------------------------------------------------------      ----------------------------
A1     22540AB49    1,000.00000000      7.04628562   5.40833337     12.45461899      992.95371438       A1         6.490000 %
A2     22540AB56    1,000.00000000     12.04100597   2.93000000     14.97100597      987.95899403       A2         5.860000 %
M1     22540AB64    1,000.00000000      0.00000000   3.11500023      3.11500023    1,000.00000000       M1         6.230000 %
M2     22540AB72    1,000.00000000      0.00000000   3.29000000      3.29000000    1,000.00000000       M2         6.580000 %
B      22540AB80    1,000.00000000      0.00000000   3.96499981      3.96499981    1,000.00000000        B         7.930000 %
R      22540AB98    1,000.00000000  1,000.00000000   0.00000000  1,000.00000000        0.00000000        R         5.860000 %
TOTALS              1,000.00000000      9.01444528   7.91248887     16.92693415      990.98555472
-------------------------------------------------------------------------------------------------      ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.04 (a)(i)
                     Principal Remittance Amount                                 3,422,549.83
                          Scheduled Principal Payments                             630,883.24
                          Principal Prepayments                                  2,791,666.59
                          Repurchase Principal                                           0.00
                          Substitution Amounts                                           0.00
                          Net Liquidation Proceeds                                       0.00

                     Principal Distributions to the Noteholders
                          Class A1                                                 734,377.98
                          Class A2                                               2,688,118.46
                          Class M1                                                       0.00
                          Class M2                                                       0.00
                          Class B                                                        0.00


Sec. 4.04 (a) (ii)
                     Interest Remittance Amount                                  3,110,089.38

                     Interest Distributions to the Noteholders

                         Class A1 Current Interest Amount                          563,667.32
                         Class A2 Current Interest Amount                          654,113.71
                         Class M1 Current Interest Amount                           68,003.57
                         Class M2 Current Interest Amount                           56,209.65
                         Class B Current Interest Amount                            52,688.90

                         Class A1 Carryforward Interest Amount                           0.00
                         Class A2 Carryforward Interest Amount                           0.00
                         Class M1 Carryforward Interest Amount                           0.00
                         Class M2 Carryforward Interest Amount                           0.00
                         Class B Carryforward Interest Amount                            0.00

                                      -6-


                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificate Holders
                               March 26, 2001


Sec. 4.04 (a)(iii)
                         Total Principal Shortfall Allocation                            0.00
                         Total Interest Shortfall Allocation                             0.00

Sec. 4.04 (a)(iv)
                     Class Principal Balance
                          Class A1 Principal Balance                           103,487,622.02
                          Class A2 Principal Balance                           220,558,881.54
                          Class M1 Principal Balance                            21,831,000.00
                          Class M2 Principal Balance                            17,085,000.00
                          Class B Principal Balance                             13,288,500.00

Sec. 4.04 (a)(v)
                     Aggregate Collateral Balance                              376,251,179.22

Sec. 4.04 (a)(vi)
                     Servicing Fees                                                266,053.92
                     GEMICO PMI Fees                                               118,396.84

Sec. 4.04 (a)(vii)
                     Pass-Through Rate for each Class of LIBOR Certificates
                           Class A2 Pass-Through Rate                                    5.86
                           Class M1 Pass-Through Rate                                    6.23
                           Class M2 Pass-Through Rate                                    6.58
                           Class B Pass-Through Rate                                     7.93
Sec. 4.04 (a)(viii)
                     Current Advances                                                    0.00
                     Aggregate Advances                                                  0.00
Sec. 4.04 (a)(ix)
                     Loans in Delinquency
                           Number of Loans 30-59 Days Delinquent                          327
                           Balance of Loans 30-59 Days Delinquent               31,680,575.09
                           Number of Loans 60-89 Days Delinquent                            4
                           Balance of Loans 60-89 Days Delinquent                  332,378.46
                           Number of Loans 90 or more Days Delinquent                       1
                           Balance of Loans 90 or more Days Delinquent             152,302.83

                     Loans in Foreclosure
                           Group Totals
                                            Principal
                             Number          Balance                Percentage
                             0                    0.00                  0.00 %

Sec. 4.04 (a)(x)
                     Number of Loans with Respect to which
                        Prepayment Penalties were Collected                             0.00
                     Balance of Loans with Respect to which
                        Prepayment Penalties were Collected                             0.00

Sec. 4.04 (a)(xi)
                     Rolling Three Month Delinquency Rate                           0.000000

Sec. 4.04 (a)(xii)
                     REO Loans
                             Number of REO Loans                                           0
                             Balance of REO Loans                                       0.00

Sec. 4.04 (a)(xiii)
                     Aggregate Amount of Realized Losses                                0.00

Sec. 4.04 (a)(xiv)
                     Weighted Average Loan Rate for the related Collection Period                10.670678

                     Beginning Aggregate Collateral Balance                                 379,673,729.05
                     Ending Aggregate Collateral Balance                                    376,251,179.22

                     Overcollateralization Amount (Beginning)                                       179.05
                     Overcollateralization Amount
                        (Immediately Following the Payment Date)                                    175.66
                     Targeted Overcollateralization Amount                                    7,593,474.58
                     Overcollateralization Release Amount                                             0.00
                     Overcollateralization Deficiency Amount                                  7,593,298.92
